Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

BERMAN CENTER, INC.

AMENDMENT NO. 1 TO SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 (this “Amendment”), dated May 24, 2007, amends that certain Secured Convertible Promissory Note pursuant to which Berman Center, Inc. (the “Company”) borrowed from Hunter Fund LTD (the “Holder”) the aggregate principal amount of $225,000 dated as of March 7, 2007 (the “Note”). All capitalized terms used herein and not defined shall have the meanings given to them in the Note.

RECITALS:

WHEREAS, the Company entered into the Note issued to the Holder pursuant to which the Company promised to pay the Holder the principal sum of Two Hundred Twenty-Five Thousand Dollars ($225,000.00), with interest at the rate of fifteen percent (15%) per annum;

WHEREAS, Section 16 of the Note states that the Note may be modified or amended by an agreement in writing signed by the parties; and

WHEREAS, the Holder wishes to loan to the Company, and the Company wishes to borrow, an additional Sixty Thousand Dollars ($60,000.00) (“Additional Loan Amount”) under the same terms and conditions of the Note for legal costs and expenses, including without limitation, expenses arising from the Company’s preparation, filing, and declaration of effectiveness by the Securities and Exchange Commission of a registration statement to be filed by the Company that will register, among other securities, shares that may be issued upon conversion of the Note.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  The Company promises to pay to the Holder the principal sum of the Additional Loan Amount with interest from the date hereof at the rate of fifteen percent (15%) per annum on the unpaid balance hereof until paid.

2.  The Company and Holder agree that the Additional Loan Amount shall be subject to the same terms and conditions of the Note, a copy of which is attached hereto as Exhibit A, including, but not limited to, the Due Date, Default Rate, Conversion, registration rights, the first priority security interest in all assets of the Subsidiary, indemnification rights, and all other terms and conditions of the Note; provided that, however, the Company, pursuant to the last sentence of Section 11 to the Note, shall only be obligated to (i) make a one-time payment of an aggregate fee amount equal to $10,000 to the placement agent, Hunter World Markets, Inc., and (ii) issue an aggregate of 213,333 shares of the Company’s common stock to Hunter World Markets, Inc. and/or its designees in connection with the execution of this Amendment.

3.  Holder shall have the rights of a secured party under the Uniform Commercial Code for the Additional Loan Amount, and to effect the foregoing, each of the Company and the Subsidiary agrees to execute promptly such additional security documentation as Holder may request and hereby authorizes Holder to file financing and other statements as Holder deems advisable to perfect the first priority security interest granted herein.

4.  The Company and Holder make the same representations and warranties as contained in the Note as of the date of this Amendment No. 1.

5.  Except as amended herein, the Note shall remain in full force and effect.

6.  This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument. This Amendment may be executed and delivered by facsimile.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company and Holder have executed this Amendment No. 1 to the Secured Convertible Promissory Note as of the date first written above.

BERMAN CENTER, INC.,

/s/ Laura A.C. Berman
By:	Laura A.C. Berman, LCSW, Ph.D.
Its:	Chief Executive Officer and President
Address: 211 East Ontario, Suite 800 Chicago, Illinois 60611

BERMAN HEALTH & MEDIA, INC.,

/s/ Laura A.C. Berman
By:	Laura A.C. Berman, LCSW, Ph.D.
Its:	Chief Executive Officer and President
Address: 211 East Ontario, Suite 800 Chicago, Illinois 60611

HUNTER FUND LTD.,

/s/ Todd Ficeto
By:	Todd Ficeto
Its:	President
Address: Hunter Fund Ltd. 9300 Wilshire Blvd. Penthouse Suite Beverly Hills, CA 90212